UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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First Financial Service Corporation
(Name of Registrant as Specified In Its Charter)

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April 2, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of First Financial Service Corporation to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday May 9, 2007 at 5:00 p.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on our business and operations.  Our Annual Report, which accompanies our proxy statement, contains detailed information concerning activities and operating performance during 2006.

To ensure that you are represented at the meeting, please complete, sign, and return the enclosed proxy card as promptly as possible.  Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost we incur in obtaining your voting instructions.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ B. Keith Johnson
B. Keith Johnson
President & Chief Executive Officer

FIRST FINANCIAL SERVICE CORPORATION

Elizabethtown, Kentucky 42702-5006
(270) 765-2131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 9, 2007

The Annual Meeting of Shareholders of First Financial Service Corporation will be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 9, 2007 at 5:00 p.m.

A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.             The election of three directors of the Corporation;

2.             Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 15, 2007 are entitled to vote at the meeting and any adjournments thereof.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.  If you attend the meeting, you can choose to revoke your proxy and elect to vote in person.

Any shareholder who wishes to obtain a copy, without charge, of our Annual Report on Form 10-K for the year ended December 31, 2006, which includes financial statements and financial statement schedules, may contact Janelle Poppe, the Corporate Secretary, at 2323 Ring Road, Elizabethtown, Kentucky 42701, or at telephone number (270) 765-2131.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Janelle Poppe
Janelle Poppe
Corporate Secretary

Elizabethtown, Kentucky
April 2, 2007

YOUR VOTE IS IMPORTANT.

The prompt return of proxy cards will save us the expense of further requests for proxy cards in order to insure a quorum. A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

FIRST FINANCIAL SERVICE CORPORATION
2323 Ring Road
Elizabethtown, Kentucky 42702-5006
(270) 765-2131

ANNUAL MEETING OF SHAREHOLDERS
May 9, 2007

PROXY STATEMENT

About the Annual Meeting

Why have I received these materials?

We are mailing the accompanying proxy to shareholders on or about April 2, 2007.  This proxy statement is solicited by the Board of Directors of First Financial Service Corporation (which we refer to throughout this proxy statement as “First Financial Service Corporation”, or “the Corporation”, or “we”, or “our”) in connection with our 2007 Annual Meeting of Shareholders to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 9, 2007 at 5:00 p.m.

What am I voting on?

•                    The election of three directors to a three-year term.

Who is entitled to vote at the annual meeting?

Holders of common stock of First Financial Service Corporation as of the close of business on March 15, 2007 will be entitled to vote at our annual meeting.  On March 15, 2007, there were 4,368,484 shares of common stock outstanding and entitled to vote, each of which is entitled to one vote, except in the election of directors when cumulative voting applies.

How do I vote my shares at the annual meeting?

If you are a “record” shareholder of common stock (that is, if you hold common stock in your own name on the stock records maintained by our transfer agent, Illinois Stock Transfer), you may complete and sign the accompanying proxy card and return it in the postage paid envelop provided, or deliver it in person.  The shares represented by your proxy card will then be voted as you instruct.  If you return your proxy card and do not mark your voting instructions on your signed card, the shares will be voted FOR the election of the directors.

“Street name” shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

If you are a participant in the First Financial Service Corporation 401(k)/Employee Stock Ownership Plan (KSOP), you will receive a proxy card for the shares that you own through that plan.  That proxy card will serve as a voting instruction card for the trustees of that plan.  If you own shares through that plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan.

Can I change my vote after I return my proxy card?

Yes.  After you have submitted a proxy card, you may change your vote at any time before the annual meeting by submitting either a notice of revocation to the Corporate Secretary of First Financial Service Corporation, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky, 42702-5006, or a proxy bearing a later date.  You may attend the annual meeting, revoke your proxy card and vote in person.  In each case, the later submitted vote will be also recorded and the earlier vote revoked.  Your attendance at the annual meeting will not revoke your proxy card unless you provide written notice of revocation.

What constitutes a quorum for purposes of the annual meeting?

The presence at the annual meeting in person or by proxy of the holders of a majority of all outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting.  Proxy cards marked as abstaining (including proxy cards containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What vote is required to approve each item?

Directors will be elected by a plurality of the total votes cast at the annual meeting.  Assuming three directors are to be elected, a plurality means that the three nominees receiving the highest number of votes will be deemed elected. Any other item to be voted upon at the Annual Meeting will pass if the votes cast in its favor exceed the votes cast against it.

How do I vote cumulatively for directors?

Under cumulative voting, each shareholder is entitled to cast a total number of votes equal to the number of shares of common stock he or she owns, multiplied by the number of directors to be elected.  You may cast all of your votes for a single nominee for director, or you may distribute them among two or more nominees, as you wish.

Who counts the votes?

Inspectors of Election, appointed for the meeting, tabulate votes cast in person or by proxy at the annual meeting.  These inspectors also certify the results of the voting.  The inspectors will also determine whether or not a quorum is present at the meeting.

How are abstentions and broker non-votes treated?

A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.  The inspectors will treat votes withheld from the election of any nominee for director as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast unless the shareholder votes cumulatively.  If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the inspectors will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

What information do I need to attend the annual meeting?

We do not use tickets for admission to the annual meeting.  If you are voting in person, we may ask for photo identification.

How does the Board recommend that I vote my shares?

The Board recommends that you vote:

For the election of the nominated Directors listed in this proxy statement (see Item 1);

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of our company.  At the date this proxy statement went to press, the Board of Directors did not know of any matters to be presented for consideration at the annual meeting other than the election of directors.

Who will bear the expense of soliciting proxy cards?

We will bear the cost of soliciting proxy cards in the form enclosed.  In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees and/or transfer agent.  We reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

Is there any information that I should know about future annual meetings?

Any shareholder who intends to present a proposal at the 2008 Annual Meeting of shareholders must deliver the proposal to the Corporate Secretary not later than December 3, 2007 to be included in the proxy statement for the 2008Annual Meeting.  Any such proposals and any nominations of candidates for election of directors must comply with the Corporation’s Articles of Incorporation and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  We expect to exercise discretionary voting authority granted under any proxy form which is properly executed and returned to the Corporation on any matter not described in this proxy statement that may properly come before the 2008 Annual Meeting unless written notice of the matter is delivered to the Corporation at its corporate offices, addressed to the Corporate Secretary of the Corporation, no later than April 15, 2008.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each shareholder of record as of the close of business on March 15, 2007 is entitled to one vote per share on each matter considered at the meeting other than the election of directors.  Shareholders may vote cumulatively in the election of directors.  As of March 15, 2007, the Corporation had 4,368,484 shares of common stock issued and outstanding.

Persons and groups owning more than 5% of our common stock are required by the Securities Exchange Act of 1934 to file reports regarding their ownership.  Based on those reports, the following table sets forth, as of March 15, 2007, information as to beneficial owners of more than 5% of the outstanding common stock as of that date.  The table also sets forth the beneficial ownership of all executive officers and directors of the Corporation as a group.

	Amount & Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Gail L. Schomp (1) P.O. Box 11863 Lexington, KY 40511	227,376	(1)	5.21%
All Executive Officers and Directors as a Group (15 Persons)	777,109	(2)	17.79%

(1)           Ms. Schomp is a nominee for re-election as a director.

(2)                                  Includes shares owned by spouses, or as custodian or trustee, over which all executive officers and directors as a group effectively exercise sole voting and investment power.  Also includes 90,608 shares of common stock subject to exercisable stock options, and 26,854 shares held by the Bank’s ESOP that have been allocated to the executive officer participants in the group.  Each employee participant votes shares allocated to his or her account.

ITEM 1.  ELECTION OF DIRECTORS

The Corporation’s Board of Directors is currently comprised of eleven directors, divided into three classes with staggered terms.  We currently have one class of three directors and two classes of four directors.

At the meeting, the Corporation will elect three directors.  The Board has nominated Robert M. Brown, J. Alton Rider, and Gail L. Schomp for election to a three-year term ending at the 2010 Annual Meeting.  Each of the nominees is currently a director standing for reelection.  If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for election of a substitute nominee that the Board of Directors selects.  At this time, the Board knows of no reason why any nominee might be unable to serve.

The three persons receiving the most votes at the meeting will be elected as directors.  Votes not cast at the meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes cast for the election of a nominee.

The following table provides personal information for each nominee and for each director continuing in office and the number of shares and percentage of our common stock he or she beneficially owns. Each of the nominees and each of the continuing directors other than B. Keith Johnson, our President and Chief Executive Officer, is “independent” as defined by the rules of the NASDAQ Stock Exchange.

NOMINEES

NAME	AGE AT MARCH 15, 2007	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (1)	TERM TO EXPIRE	SHARES OF COMMON STOCK BENEFICIALLY OWNED AT MARCH 15, 2007 (2) (3)	PERCENT OF CLASS

Robert M. Brown	67	1991	2010	26,121	*
J. Alton Rider	69	1987	2010	106,753	2.44%
Gail L. Schomp	53	2001	2010	227,376	5.21%

DIRECTORS CONTINUING IN OFFICE

Wreno M. Hall	88	1979	2008	107,721	2.47%
Walter D. Huddleston	80	1966	2008	98,533	2.26%
B. Keith Johnson	46	1997	2009	70,678	1.62%
Diane E. Logsdon	64	2000	2009	369	*
J. Stephen Mouser	58	1997	2008	8,855	*
John L. Newcomb, Jr.	52	2000	2009	27,030	*
Donald Scheer	57	2004	2009	2,420	*
Michael L. Thomas	52	1997	2008	2,387	*

NON-DIRECTOR EXECUTIVE OFFICERS

Name	Age	Number of Shares of Common Stock Beneficially Owned(2)(4)	Number of Exercisable Options at 3/15/2007	Percent of Class

Charles Chaney	55	37,890	6,413	*
Anne Moran	54	32,080	31,315	*
Larry Hawkins	51	12,775	11,580	*
Gregory Schreacke	37	16,121	—	*

*Represents less than 1%

(1)                                  Each director first elected in 1990 or earlier was first elected as a director of the Bank and became a director of the Corporation on the date of its incorporation in June 1990.

(2)                                  Includes shares owned by spouses, or as custodian or trustee over which the director or executive officer effectively exercises shared voting and investment power, unless otherwise indicated. Also includes exercisable options and options that will become exercisable within 60 days.

(3)                                  Includes 4,008 shares under the ESOP that have been allocated to Mr. Johnson. Mr. Johnson votes shares allocated to his account. Also includes 41,300 shares of common stock subject to exercisable stock options.

(4)                                  Includes 22,846 shares under the ESOP that have been allocated to executive officer participants. Each employee participant votes shares allocated to his or her account.

Listed below is biographical information about the directors and executive officers of the Corporation. Unless otherwise noted, all directors and executive officers have held their present positions for at least five years.

Robert M. Brown, owner of Brown Funeral Home, has served on the Board of Directors since 1991. He is a charter member of the Elizabethtown A.M. Rotary Club. Mr. Brown is also active in the National Kentucky, and South Central Funeral Directors Association. In addition, he is an active member of the Chamber of Commerce and has served as a major division chairman of Elizabethtown Community College’s Partners in Progress fundraising campaign.

Wreno M. Hall is a retired surgeon who spent 39 years practicing in Elizabethtown.

Walter D. Huddleston is Chairman of the Board and a former two-term member of the United States Senate. He began his professional career in broadcasting at WIEL in Elizabethtown. Today he owns and operates Walter D. Huddleston Consulting, a legislative consulting firm located in Elizabethtown and Washington D.C. and is a former President of the Elizabethtown Chamber of Commerce and Rotary Club. Senator Huddleston has received the U.S. Central Intelligence Agency Medal of Honor and awards as the Outstanding Young Man of Elizabethtown and Kentucky. More recently he was inducted into the Kentucky Civil Rights Hall of Fame.

B. Keith Johnson has served as President and Chief Executive Officer of the Corporation and the Bank since September 1997. Mr. Johnson joined the Bank as Comptroller in 1993 and was appointed Executive Vice President in 1995. Before joining the Corporation, he was a principal in a local accounting firm where he was extensively involved in the firm’s financial institution practice. Professionally, Mr. Johnson is a member of the board of directors of the Kentucky Bankers Association and the Community Bankers Council of the American Bankers Association. He also belongs to the Kentucky Society of Certified Public Accountants and the American Institute of Certified Public Accountants and has held his CPA license since 1984. Civically, he serves on the Board of Directors for the Elizabethtown Industrial Foundation, Fort Knox Core Committee, Kosair Children’s Hospital Foundation and the United Way of Central Kentucky. He is also a member of the Elizabethtown Rotary Club and has served in various capacities with numerous other civic/charitable organizations over the years.

Diane E. Logsdon is currently Vice President, Planning and Development for Hardin Memorial Hospital in Elizabethtown, Kentucky. Mrs. Logsdon serves on numerous community and charity boards and is past president of the Elizabethtown-Hardin County Chamber of Commerce. She served as a member of the Elizabethtown Comprehensive Plan Steering Committee and is past President of the Ft. Knox Chapter, Association of the United States Army. She is a past recipient of the Athena Award and has been recognized through many leadership awards. She has been honored as a Hall of Fame Award recipient by both the Chamber and the Elizabethtown Lions’ Club.

Stephen Mouser is President of Mouser Custom Cabinetry, LLC, a family-owned cabinet manufacturer in Elizabethtown. He is a member of the Better Business Bureau, the Elizabethtown-Hardin County Chamber of Commerce, and a board member of the United Way of Central Kentucky.

John L. Newcomb, Jr. is President and Financial Manager of Newcomb Oil Company, a family business that among other things, owns and operates the Five Star Food Marts. He is the past Chairman of the Kentucky Petroleum Marketers Association. Mr. Newcomb is a lifelong resident of Nelson County.

J. Alton Rider has been the owner and operator of Rider’s Men & Women Clothing Store in Elizabethtown since 1969. He is past President of the Hardin County A.M. Rotary Club, former Hardin County School Board member, past Hardin County Representative of the Kentucky Retail Association, a current member of the National Retail Federation, and is a member of the Elizabethtown-Hardin County Chamber of Commerce. He is former chairman of the Kentucky Retail Federation, and currently serves on its board of directors.

Gail L. Schomp is the owner and operator of Carty and Carty, Inc., a mail hauling business that specializes in freight hauling, and Lexington Truck Sales, a new and used truck dealership for Volvo, Isuzu, and GMC. She was employed by her family’s business, Langley Trucking Company until 1983. Mrs. Schomp also serves on the Executive Committee of Kentucky Motor Transportation Association and on the Foundation Board of Eastern Kentucky University.

Donald Scheer, a certified public accountant, is currently a partner in the Jefferson County based consulting firm of Scheer & Scheer. Prior to his association with Scheer & Scheer he was a partner with the international accounting, tax and consulting firm of Deloitte & Touche LLP. Mr. Scheer retired from the Louisville office of Deloitte & Touche. He is a member of the Kentucky Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Scheer is also an owner of numerous Jefferson County based small businesses.

Michael Thomas, DVM, is a partner in the Elizabethtown Animal Hospital. Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association.

Non-Director Executive Officers

Charles Chaney has served as an executive officer and Chief Operating Officer since 1999. He joined the Bank in 1976 as Banking Center Manager of the Munfordville Banking Center.

Larry Hawkins has served as an executive officer and Chief Lending Officer since 2001. He began serving as a Senior Loan Officer with the Radcliff Banking Center in 2000. Before joining the Bank, Mr. Hawkins was a Commercial Loan Officer with PNC Bank.

Anne Moran has served as an executive officer and Chief Retail Officer since 1999. Before joining the Bank in 1999, Ms. Moran was a Regional Manager for Bank One Corporation and has more than 25 years of banking experience.

Gregory Schreacke has served as an executive officer and Chief Financial Officer since January 2004. Before joining the Bank, he served as senior vice president and controller for Team Financial, Inc. in Paola, Kansas for four years. He has also served as vice president and controller for Hemet Federal Savings and Loan, as a senior accounting officer at Mercantile Trust & Savings Bank, and as founder and shareholder in Swann, Schreacke & Associates P.C., a certified public accounting practice headquartered in Quincy, Illinois.

Transactions with the Corporation and the Bank

Under its charter, our Risk Management Committee has the responsibility to review and ratify all transactions between the Corporation related parties, including loans and extensions of credit, fees and commissions for services, purchases or sales of assets, rental agreements, and any other financial arrangements. As a financial institution, we are subject to the requirements of Regulation O of the Federal Reserve Board limiting extensions of credit we can make to executive officers, directors, principal shareholders and members of their immediate family and affiliates, and have historically applied that definition to define the transactions subject to Risk Management Committee review and approval.

We have long-standing written policies and procedures governing our extension of credit to related parties in compliance with Regulation O. All loans to directors and executive officers or their affiliates are approved by the Executive Loan Committee, reviewed and ratified by the Risk Management Committee and promptly reported to the Board of Directors. They are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable terms.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held twelve regularly scheduled and special meetings during 2006. All directors attended at least 75% of the meetings of the Board and the committees to which they belonged.

Risk Management Committee

The Risk Management Committee is comprised of Directors Brown, Mouser, Scheer and Rider. The Board has determined that Mr. Scheer qualifies as an audit committee ‘financial expert” within the meaning of SEC rules, and that all the members of the Risk Management Committee are “independent” as defined by the rules of The NASDAQ Stock Exchange and the SEC. The Risk Management Committee met five times during 2006.

The Risk Management Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee, among other things, is responsible for the selection of the Corporation’s independent auditors, reviews with the auditors the plan and scope of the audit and audit fees, monitors the adequacy of reporting and internal controls, meets regularly with internal and independent auditors, reviews the independence of the independent auditors, reviews the Corporation’s financial results as reported in Securities and Exchange Commission filings, and approves all auditing and non-auditing services performed by its independent auditors. The Committee also reviews examination reports from bank regulatory agencies and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees. The audit committee has a charter, which was included as an appendix to the proxy statement for our 2005 annual meeting.

Executive Compensation Committee

The Executive Compensation Committee is responsible for approving the compensation arrangements for our executive officers and senior management. The Committee is also responsible for the oversight and administration of the 2006 Stock Option and Incentive Compensation Plan.  Customarily, the Committee invites the chief executive officer to submit recommendations as to the compensation for executives and other senior officers, which the Committee considers as one element of its process. The members of the Committee are Directors Huddleston, Hall, Mouser, and Newcomb, all of whom are “independent” as defined by The NASDAQ Stock Exchange.  The Compensation Committee met twice during 2006.  The Board of Directors expects to adopt a charter for the Executive Compensation Committee at its regularly scheduled meeting in April.

Nominating Committee

The Nominating Committee is comprised of all of our directors, except our Chief Executive Officer, B. Keith Johnson, our sole director who is not “independent” under the rules of The NASDAQ Stock Exchange.  The Nominating Committee is responsible for identifying candidates to serve on the Board of Directors, making nominations to fill vacancies on the Board, and recommending the nominees to be selected by the full Board for the election of directors at each annual meeting. The Nominating Committee has a written charter adopted by the Board of Directors, which is attached as an appendix to this proxy statement.  The Nominating Committee met once during 2006.

DIRECTOR NOMINATIONS

The Board believes that a nominee for director should be or should have been a business owner, senior manager, chief operating officer, chief financial officer, or chief executive officer of a relatively complex organization or corporation, be accustomed to dealing with complex problems, or otherwise served and excelled in a position of leadership or have a substantial equity ownership in the Company.  In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity, and values.  Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of the Board and its committees and otherwise be able to contribute an appropriate amount of time to the affairs of the Corporation and the Bank. Participation on other boards of directors provides breadth of experience to our Board.  No person can be nominated for election or appointed to the Board for a term beginning after such person attains age 72.  Those who were already on the Board when the bylaws were changed in 2000 were “grandfathered” from this rule.

In identifying and evaluating director nominees, the Nominating Committee first looks at the overall size and structure of the Board to determine the need to add or succeed directors and to determine if there are any specific qualities or skills that would complement the existing strengths of our board of directors.

The Nominating Committee may use a variety of means to identify and evaluate potential director nominees including recommendations from our current directors and management, as well as input from third party executive search firms.  The Nominating Committee then interviews qualified candidates and determines, based on background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board.

The Nominating Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Nominating Committee in care of the Corporate Secretary, First Financial Service Corporation, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006.  To be considered by the Nominating Committee, shareholder nominations must be submitted before our fiscal year end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected.  Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

Nominations by shareholders may also be made in the manner provided by our articles of incorporation and bylaws.  Our articles of incorporation and bylaws provide that a shareholder entitled to vote for the election of directors may make nominations of person for election to our board of directors at a meeting of shareholders by complying with required notice procedures.  Nominations must be made by written notice and the notice must be received at our principal executive office not less than 30 days nor more than 60 days before any such meeting; provided however, that if less than 31 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

The notice must specify:

•                  as to each person the shareholder proposes to nominate for election or re-election as a director:

o                 the name, age, business address, and if known, residence address of  the person

o                 the principal occupation or employment of the person

o                 the number of shares of our stock that are beneficially owned by the person

o                 any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Securities Exchange Act; and

•                  as to the shareholder giving the notice:

o                 the name and record address of the shareholder and any other shareholder known to be supporting the nominee; and

o                 the number of shares of our capital stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director.  At any meeting of shareholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

Director Compensation

The following table sets forth the compensation we paid for 2006 to each member of our Board of Directors other than the Chief Executive Officer.

					Change in Pension
					Value and
				Non-Equity	Nonqualified
	Fees Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash (1)	Awards	Awards	Compensation	Earnings	Compensation	Total
Robert M. Brown	$24,200	$—	$—	$—	$—	$—	$24,200
Wreno M. Hall	24,200	—	—	—	—	—	24,200
Walter D. Huddleston	24,200	—	—	—	—	—	24,200
Diane E. Logsdon	24,200	—	—	—	—	—	24,200
J. Stephen Mouser	24,200	—	—	—	—	—	24,200
John L. Newcomb, Jr.	24,200	—	—	—	—	—	24,200
J. Alton Rider	24,200	—	—	—	—	—	24,200
Donald Scheer	24,200	—	—	—	—	—	24,200
Gail L. Schomp	24,200	—	—	—	—	—	24,200
Michael L. Thomas	24,200	—	—	—	—	—	24,200

(1)          Directors were paid a monthly fee of $1,900 for the first five months of 2006 and then voted to increase their director fees to $2,100 for the remainder of 2006.  No fees were paid for attendance at committee meetings.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Executive Compensation Committee, which is comprised entirely of independent directors, is responsible for the design of our executive compensation program, what the program is designed to reward, and the compensation we pay with respect to each element of the program.

Objectives of Compensation Program

The objectives of our compensation program, including executive compensation, are to attract and retain qualified, energetic officers and associates who are enthusiastic about the company’s mission and culture and to promote an ownership mentality among officers and key employees.  We also believe that our compensation program should also be perceived as fundamentally fair to our shareholders, employees, and customers.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward teamwork and each individual executive’s contribution to our results.  Like many community financial institutions of comparable size, our executive compensation is comprised of three components — base salary, a discretionary annual bonus, and stock-based awards under our stock incentive plan.

The Compensation Committee’s objective is to pay annual compensation and a discretionary annual bonus that will motivate our leadership team as well as allow us to attract and retain key employees.  The Compensation Committee also awards stock-based compensation from time to time as a longer term incentive.  These awards, which historically have been in the form of stock options, provide our key employees with an additional incentive to improve the financial performance and growth of the company and thereby increase the value of our shares.

Historically, we have evaluated the base salary and annual bonus we pay our executives by comparing our company’s performance and executive compensation to the performance and executive compensation of peer financial institutions.  Each year our Compensation Committee reviews performance and compensation data of publicly traded banks from the Mid-West and South East regions having total assets ranging from $500 million to $1.0 billion. For our 2006 review, there were 22 financial institutions in this peer group, based on data compiled by Clark Consulting, a leading consulting group for the banking industry.  In its review for 2006, the Compensation Committee evaluated 2005 financial performance data and 2004 compensation data for the peer group institutions provided by the Committee’s consultant.  In analyzing our company’s performance, we consider return on equity, return on assets, and growth in earnings per share, the performance measures that the Compensation Committee believes are the primary drivers of stock price performance over time.  We also consider individual performance factors, based on the scope of the executive’s responsibilities, our evaluation of individual performance in his or her capacity, and our evaluation of the executive’s contribution to the company’s overall performance.

The Elements of Our Compensation Plan

Historically, our executive salaries have generally ranged from the 40th percentile to the 50th percentile of the salaries paid by our peer group, varying from year to year.  While we do not have a formal policy to pay salaries based on peer percentiles, the historical range reflects our belief that the salaries we pay should be competitive, should motivate our executives, should reward exceptional performance, and be perceived as fair by our shareholders and not out of line with the executive salaries of comparable institutions.

Whether the Compensation Committee awards a bonus to an executive and the amount of any bonus is subjective.  The Compensation Committee meets after the end of each year to assess the performance of the company and its executives and to decide upon any bonus to be paid for that year.  Historically, the bonus paid to our executives each year has generally ranged from 0% to 40% of the executive’s salary.

In determining both executive salaries and bonus, the Compensation Committee evaluates the company’s overall performance and the individual contribution of each executive officer.  The Committee assesses the “teamwork” objective by considering company performance measures such as growth of earnings per share, return on assets, and return on equity.  The Committee assesses the individual contribution component by considering the scope of each executive’s responsibilities with respect to a specific business area or the company as a whole and its evaluation of the executive’s performance.  There is no specific weighting given to any of the factors considered in evaluating individual performance for the annual salary review and awarding any bonus.  The decision to change salary or to award a bonus and the amount of each is based on a subjective evaluation of these factors by the Compensation Committee.  Consistent with our emphasis on teamwork, we have historically paid essentially the same salary and bonus to each our four named executives other than the chief executive officer.

The third component is stock-based awards under our stock incentive plans that the Compensation Committee has the discretion to make.  Historically, the Committee has granted incentive awards when an executive is first hired.  The Committee has also granted awards when it has believed a stock-based award would provide an incentive to an executive in addition to, or in lieu of, a cash incentive payment, based on the Committee’s own subjective assessment of the executive’s position and responsibilities, as well as the same company and individual performance measures used in its determination of salary increases and annual bonus.  The number of shares subject to option grants has been based the Committee’s subjective assessment of stock-based compensation practices of its peers, the dilutive impact of grants, the recommendation of the chief executive officer, and other factors the Committee has deemed relevant at the time.  Generally, options for 20% of the shares subject to an award vest each year, and our practice has been to consider awarding options when the executive’s previous award has fully vested.  This practice results in annual vesting of options to purchase approximately 4,000 shares held by the President and Chief Executive Officer and options to purchase 2,000 shares held by each of the other named executives.

Historically, the company has awarded only stock options under its stock incentive plan.  The company’s stock option plans have always provided that option grants must be made by the Compensation Committee or the board of directors, and the option price must be the trading price of the company’s stock at closing on the date of the grant.  Grants have always been approved at regularly scheduled board or committee meetings, usually in December.

Determining Compensation

We initially determine the salaries of our executives based on their responsibilities and experience, taking into account what peer financial institutions pay executives with similar responsibilities and experience.  We then review executive salaries during the first quarter of each year.  The Compensation Committee considers how well our company performed during the recently completed fiscal year compared to our peer group, each executive’s prior salary relative to the range of salaries of comparable peer group executives, as well as our evaluation of each executive’s individual performance and contribution.  Our chief executive officer also makes a recommendation for the salaries for the upcoming year based on his assessment of our company’s financial and operational performance, attainment of earnings per share growth and other performance and operational goals, and other factors he believes should be weighed in our assessment.

In determining salary and bonus for the chief executive officer and the named executive officers who have broad organizational responsibilities, the Committee considers principally the company’s ranking compared to its peer group, its evaluation of each of these executives, and the market range of the peer group.

The following table shows the comparative financial performance measures we reviewed for 2005 and where our company ranked for each such measure as a percentile of its peer group.

Comparative 2005 Performance Data

	Total Assets ($000)	Return on average equity	Return on average assets	Growth in earnings per share

Peer group 50th percentile	$742,404	11.01%	0.93%	5.30%
Peer group 75th percentile	834,000	13.91%	1.14%	21.00%
First Financial Service Corporation	766,513	14.60%	1.22%	18.00%
Percentile rank	57%	90%	91%	72%

The following table presents how the components of our compensation ranked in comparison to the peer group in 2004, the most recent year for which such compensation data was available at the time of the Compensation Committee’s review in early 2006.

Our 2004 Compensation Compared to Peer Group

Peer Group 50th Percentile	Salary	Salary and bonus	Salary, bonus and stock incentive
President and chief executive officer	(14)%	(14)%	(6)%
Named executive officers	11%	(3)%	4%

Peer Group 75th Percentile	Salary	Salary and bonus	Salary, bonus and stock incentive
President and chief executive officer	(29)%	(36)%	(35)%
Named executive officers	(13)%	(17)%	(15)%

The tables show that our financial performance compares very favorably to the peer group — both our return on equity and return on assets ratios for 2005 ranked in the 90th percentile of the peer group and our growth in earnings per share was the 72nd percentile.  In 2004, the compensation of our President and Chief Executive Officer was less than the 50th percentile of the peer group, and the compensation of our other named executives was comparable to the 50th percentile of the peer group.

Based on its evaluation of this data, individual performance, and the company’s strong 2005 financial performance, the Compensation Committee approved significant salary increases for 2006.  Mr. Johnson’s salary increased by 18.2% and the salaries of each of the other four named executives increased by approximately 8.2%.

The Compensation Committee met in December 2006 to consider stock awards and in February 2007 to consider bonuses based on 2006 results.  The following table shows that each of the performance measures improved in 2006, although the rate of increase in earnings per share was 13.0% compared to 18.0% in 2005.

2006 Performance Data

Return on average equity		Return on average assets		Diluted earnings per share
2006	2005	2006	2005	2006	2005
15.03%	14.60%	1.31%	1.22%	$2.34	$2.07

For 2006, the Compensation Committee awarded Mr. Johnson bonuses totaling $100,081 of which $53,600 (22.5% of salary) was paid in cash and, by agreement of the Committee and Mr. Johnson, $46,481 (19.5% of salary) was in the form of options to purchase 5,000 shares.  The Committee awarded a $25,950 cash bonus to each of the four named executive officers, representing 20% of salary.  In addition to the option award granted as part of Mr. Johnson’s bonus, the Committee also granted awards of 5,000 shares to Charles Chaney, the Chief Operations Officer, and 10,000 shares to Larry Hawkins, the Chief Lending Officer, in accordance with its practice relating to the volume of options vesting annually.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the company has reviewed and discussed the Compensation Discussion and Analysis to be included in the Company’s proxy statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Walter D. Huddleston, Chair
Wreno M. Hall
Stephen Mouser
John L. Newcomb, Jr.
Gail L. Schomp

Summary Compensation Table

The following table contains information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and next three most highly compensated executive officers of the Corporation and the Bank for 2006.

							Change in
							Pension
							Value and
							Non-
						Non-	qualified
						Equity	and
						Incentive	Deferred
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
Name and		Salary	Bonus	Awards	Awards	sation	Earnings	sation	Total
Principal Position	Year	($)	($)(1)	($)	($)(2)	($)	($)(3)	($)(4)	($)
B. Keith Johnson	2006	$238,462	$100,081	$—	$24,839	$—	$4,000	$47,074	$414,456
President and CEO

Gregory Schreacke	2006	129,615	25,950	—	18,945	—	—	11,257	185,767
Executive Vice President Chief Financial Officer

Charles Chaney	2006	129,615	25,950	—	2,324	—	18,000	11,559	187,448
Executive Vice President Chief Operating Officer

Larry Hawkins	2006	129,615	25,950	—	10,212	—	—	11,470	177,247
Executive Vice President Chief Lending Officer

Anne Moran	2006	129,615	25,950	—	12,427	—	2,000	11,533	181,525
Executive Vice President Chief Retail Officer

(1)             Mr. Johnson’s bonus included $53,600 in cash and options to purchase 5,000 shares valued with a value of $46,481. His options vested immediately upon grant.

(2)             Amounts reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123 (R), for stock options granted during 2006 and prior years. The dollar amount recognized for options granted to Mr. Johnson in 2006 is included in the Bonus column. Assumptions used in calculating the value of stock option awards are discussed in Note 12 to the consolidated financial statements in our 2006 Annual Report on Form 10-K.

(3)             Represents the change in actuarial present value of the four executives who participate in the Company’s defined benefit plan.

(4)             Includes matching contributions to the Bank’s 401(k) Retirement Plan, ($17,663 for B. Keith Johnson, $9,334 each for Gregory Schreacke, Charles Chaney, Larry Hawkins, and Anne Moran), employer ESOP contributions, ($2,719 for Mr. Johnson, $1,923 each for Mr. Schreacke, Mr. Chaney, Mr. Hawkins and Ms. Moran), premiums for bank owned life insurance, ($152 for Mr. Johnson, $302 for Mr. Chaney, $213 for Mr. Hawkins and $276 for Ms. Moran), director’s fees of $24,200 paid to Mr. Johnson, and an auto allowance of $2,340 for Mr. Johnson.

None of the executive officers has an employment agreement or an agreement providing for change-in-control or severance benefits with either the Corporation or the Bank.

Grants of Plan-Based Awards

The following table contains information concerning each grant of an award made to the five named executive officers during 2006 under the Company’s incentive compensation plans.

								All Other	All Other
								Stock	Option
		Estimated Future			Estimated Future			Awards:	Awards:	Exercise	Grant Date
		Payouts Under			Payouts Under			Number	Number of	or Base	Fair Value
		Non-Equity Incentive			Equity Incentive			of Shares	Securities	Price of	of Stock
		Plan Awards			Plan Awards			of Stock	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)(1)	($/Sh)	Awards
B. Keith Johnson	12/29/2006								5,000	$30.80	$46,481

Gregory Schreacke

Charles Chaney	12/29/2006								5,000	30.80	46,481

Larry Hawkins	12/29/2006								10,000	30.80	92,963

Anne Moran

(1)          Mr. Johnson’s options vested immediately upon grant.  Mr. Chaney and Mr. Hawkins options vest at a rate of 20% per year, on December 29th of each year through 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information concerning outstanding equity awards held by the five named executive officers at December 31, 2006.

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan Awards:
			Equity					Incentive	Market or
			Incentive					Plan Awards:	Payout Value
			Plan				Market	Number of	of Unearned
			Awards			Number of	Value of	Unearned	Shares,
	Number of	Number of	Number of			Shares or	Shares or	Shares,	Units or
	Securities	Securities	Securities			Units of	Units of	Units or	Other
	Underlying	Underlying	Underlying			Stock	Stock	Other Rights	Rights
	Unexercised	Unexercised	Unexercised	Options	Option	That Have	That Have	That Have	That Have
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable (1)	Options (#)	Price ($)	Date	(#)	($)	(#)	($)
B. Keith Johnson (2)	26,620	—		$16.998	12/21/2009
	9,680	14,520		21.190	12/21/2014
	5,000	—		30.800	12/29/2016

Gregory Schreacke (3)	—	12,100		21.678	1/21/2014
	—	12,100		21.190	12/21/2014

Charles Chaney	1,331	—		18.407	2/23/2009
	2,662	—		16.998	12/21/2009
	2,420	—		21.190	12/21/2014
	—	5,000		30.800	12/29/2016

Larry Hawkins	1,597	—		12.774	6/19/2010
	9,983	—		12.193	12/18/2011
	—	10,000		30.800	12/29/2016

Anne Moran	26,475	—		16.811	11/23/2009
	4,840	7,260		21.190	12/21/2014

(1)          All awards are incentive stock options with a ten year term.  Except as noted, options for 20% of the shares subject to each award become exercisable on each anniversary date beginning one year after the grant date.

(2)          The options for 5,000 shares granted to Mr. Johnson vested immediately upon grant on December 29, 2006.

(3)          Mr. Schreacke’s grant of 12,100 options on January 21, 2004 vests on the fifth anniversary of the grant.

Option Exercises and Stock Vested

The following table contains information concerning the exercise of options and vesting of stock awards held by the five named executive officers during 2006.

	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized upon	Acquired on	Realized upon
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)
B. Keith Johnson	—	$—	—	$—
Gregory Schreacke	—	—	—	—
Charles Chaney	—	—	—	—
Larry Hawkins	—	—	—	—
Anne Moran	145	2,053	—	—

Pension Benefits

The Bank participates in a multiple-employer defined benefit pension plan covering only employees hired before June 1, 2002.  Service credit for purposes of eligibility and vesting is retroactive to the date of employment.  Years of credit service ceased to accrue on February 28, 2003, when the plan was frozen. The following table provides information regarding pension benefits payable at December 31, 2006 to the four named executive officers who participate in the pension plan.

			Present Value	Payments
		Number of Years	of Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)(1)(2)	($)	($)
B. Keith Johnson	Pentegra Defined Benefit
	Plan for Financial Institutions	8.50	$59,000	$—

Charles Chaney	Pentegra Defined Benefit
	Plan for Financial Institutions	25.50	210,000	—

Larry Hawkins	Pentegra Defined Benefit
	Plan for Financial Institutions	1.67	5,000	—

Anne Moran	Pentegra Defined Benefit
	Plan for Financial Institutions	2.25	17,000	—

(1)             Years of credited services through February 28, 2002, when the plan was frozen.

(2)             Mr. Schreacke is not a participant.

A qualifying employee becomes fully vested in the plan upon completion of five years’ service or when the normal retirement age of 65 is attained.  The plan is intended to comply with the requirements for a “tax qualified” defined benefits plan under the Internal Revenue Code, and with the provisions of the Employee Retirement Income Security Act of 1974.

Each participant is entitled to receive monthly payments at normal retirement age.  The annual allowance payable under the plan is equal to 1.5% of the career average earnings multiplied by the years of credited service.  A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately.  Mr. Chaney is eligible for early retirement under the plan.

Nonqualified Deferred Compensation

The Corporation and the Bank have no plans that provide for deferral of compensation on a nonqualified basis.

RISK MANAGEMENT COMMITTEE REPORT

The Risk Management Committee has furnished the following report:

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, our independent registered public accounting firm, to audit the financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). The Risk Management Committee has adopted a written charter and the functions and responsibilities of the Risk Management Committee are described in that charter.

In connection with its review of First Financial Service Corporation’s financial statements for 2006, the Risk Management Committee:

•                  has reviewed and discussed the audited financial statements with management;

•                  has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T:

•                  has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence; and

•                  has approved the audit and non-audit services of the independent public accountant for 2007.

The Risk Management Committee also discussed with management and the independent public accountants the quality and adequacy of the Corporation’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing.  The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

Based on the review and discussions referred to above, the Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in First Financial Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006.

RISK MANAGEMENT COMMITTEE
Robert M. Brown
Stephen Mouser
Donald Scheer
J. Alton Rider

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. Crowe Chizek and Company LLC has served as our independent public accountants and auditors since the 1999 fiscal year.

Audit Fee Table

		Audit Related	Tax Related
Year	Audit Fees	Fees	Fees	Other Fees
2006	$139,500	$—	$11,375	$4,375
2005	$149,500	$7,300	$5,600	$6,625

Audit Fees

Fees for audit services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include the audit of our annual financial statements and review of the financial statements contained in our quarterly reports on Form 10-Q and audit fees for the audit of our internal controls over financial reporting.

Audit-Related Fees

Fees for audit related services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include services that are related to the consultation on various accounting matters.

Tax Fees

Fees for tax services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include the preparation of our Federal income tax return for 2006, tax compliance and tax consulting services.

All Other Fees

Fees for all other services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include consulting services provided related to compliance with Sarbanes Oxley Section 404.

The Risk Management Committee of the Board of Directors has considered whether the provision of the services covered under the caption “All Other Fees”, above, is compatible with maintaining the principal accountant’s independence.

CODE OF ETHICS

In March 2004, our Board of Directors adopted a Code of Business Ethics and Conduct, which is designed to help officers, directors, and employees resolve ethical issues in an increasingly complex business environment.  The Code of Business Ethics and Conduct is applicable to all of our officers, directors, and employees, including our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions.  The Code of Business Ethics and Conduct covers topics, including but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations.  A copy of our Code of Business Ethics and Conduct is available to any person free of charge by contacting Janelle Poppe, Corporate Secretary Treasurer, First Federal Savings Bank, 2323 Ring Road, Elizabethtown, Kentucky 42701 (telephone) 270-765-2131.

Waivers from our Code of Business Ethics and Conduct are discouraged, but any waivers from the Code of Business Ethics and Conduct that relate to our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions or any other executive officer or director must be approved by the Board of Directors.

COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific director, including non-management directors, may write to:

Board of Directors
First Federal Savings Bank
2323 Ring Road
Elizabethtown, KY 42701

Depending on the subject matter, management will:

•                  forward the communication to the director or directors to whom it is addressed (for example, if the  communication received deals with questions, concerns, or complaints regarding accounting, internal accounting controls, and auditing matters, it will be forwarded by management to the Chairman of the Risk Management Committee for review);

•                  attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board of Directors or an individual director.

At each meeting of the Board of Directors, our Chairman of the Board will present a summary of all communications received since the last meeting of the Board of Directors that were not forwarded and will make those communications available to any director on request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s officers, directors, and persons who own more than ten percent of the outstanding Common Stock must file reports detailing their ownership of Common Stock, and to furnish the Corporation with copies of all such reports.  Based solely on its review of the copies of such reports, the Corporation believes that all of its officers and directors and all stockholders who own more than ten percent of the Corporation’s outstanding Common Stock have complied with the reporting requirements for the year ended December 31, 2006.

APPENDIX A

FIRST FINANCIAL SERVICE CORPORATION
NOMINATING COMMITTEE CHARTER

Purpose

The purpose of the Nominating Committee (“Committee”) shall be to assist the Board of Directors in identifying qualified individuals to become directors and in determining the composition of the Board and its committees.  In addition, the Committee shall assist the Board in monitoring a process to access Board effectiveness and in developing and implementing the company’s corporate governance guidelines.

Committee Membership

The Committee shall consist of a minimum of three directors.  The number of members of the committee shall be set from time to time by the Board of Directors.  All members of the committee must be “independent directors” within the meaning of the rules of The NASDAQ Stock Exchange.

Committee Authorities and Responsibilities

In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

A.            Director Nominations and Committee Appointments:

1.                                       To lead the search for individuals qualified to become members of the Board of Directors and to select nominees for election by the shareholders at the annual meeting or at special meetings of shareholders called for that purpose.  The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other directors, in collectively serving the long-term interests of the shareholders.

2.                                       To review the committee structure of the Board of Directors and to recommend to the Board the directors to serve as members of each committee.  The Committee shall review and recommend committee membership annually and shall recommend additional committee members to fill vacancies as needed.

3.                                       To develop and recommend to the Board of Directors an annual self-evaluation process of the Board and its committees.  The Committee shall oversee the annual self-evaluations and present its findings and any recommendations to the full Board.

4.                                       To review on an annual basis director compensation and benefits.

5.                                       When vacancies occur on the Board of Directors or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines to meet the criteria and standards for election to the Board.

Subcommittees

The Committee shall have the authority to delegate any of its responsibilities to subcommittees of its members as the full Committee may deem appropriate in its sole discretion.

Consultants

The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and terms of any such engagement.

Board Reports

The Committee shall report its actions and recommendations to the Board after each Committee meeting.  The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

Reliance on Information

The Committee and each of its members in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the company, whom such member believes to be reliable and competent in the matters presented, or (ii) counsel, public accountants or other advisors as to matters which the member believes to be within the professional competence of such person.

The Directors and Officers of

First Financial Service Corporation

Cordially invite you to attend our Annual Meeting of Shareholders

Wednesday, May 9, 2007, 5:00 p.m.

Corporation's Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

DETACH PROXY CARD HERE			COMMON

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement.
If no instructions are provided, the shares represented hereby will be voted "For" the election of the directors.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 2, 2007 and the 2006 Annual Report to Shareholders.

V	A
O	B
T	O
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C	N
O	A
N	M
T	E	COMMON
R
O	H	Signature
L	E
	R	Signature
N	E
U		Date	, 2007
M
B
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Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title
PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	COMMON

ANNUAL MEETING OF SHAREHOLDERS
May 9, 2007
THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the "Corporation") hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 9, 2007, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

				VOTE	AUTHORITY
				FOR	WITHHELD
1.	The election of directors of all nominees listed below (except as marked to the contrary below).			☐	☐

	01 Robert M. Brown	02 J. Alton Rider	03 Gail L. Schomp

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee's name on the line below.

The Board of Directors recommends a vote "FOR" each of the nominees listed in item 1.
The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

The Directors and Officers of

First Financial Service Corporation

Cordially invite you to attend our Annual Meeting of Shareholders

Wednesday, May 9, 2007, 5:00 p.m.

Corporation's Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

DETACH PROXY CARD HERE

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement.
If no instructions are provided, the shares represented hereby will be voted "For" the election of the directors.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 2, 2007 and the 2006 Annual Report to Shareholders.

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U		Date	, 2007
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Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title
PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	KSOP

ANNUAL MEETING OF SHAREHOLDERS
May 9, 2007
THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the "Corporation") hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 9, 2007, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

				VOTE	AUTHORITY
				FOR	WITHHELD
1.	The election of directors of all nominees listed below (except as marked to the contrary below).			☐	☐

	01 Robert M. Brown	02 J. Alton Rider	03 Gail L. Schomp

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee's name on the line below.

The Board of Directors recommends a vote "FOR" each of the nominees listed in item 1.
The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.